Exhibit 21

List of Subsidiaries
The following table shows all direct and indirect subsidiaries of the registrant except (1) subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary, and (2) certain consolidated wholly-owned multiple subsidiaries carrying on the same line of business, as to which certain summary information appears below.

Subsidiary	Jurisdiction of Incorporation or Organization
Arco Solar 1 LLC	Delaware
AVSR LLC	Delaware
Axio Power Holdings, LLC • 11 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Cascade Solar II LLC	Delaware
EnFlex Corporation	Delaware
Fotowatio Nevada Solar LLC	Delaware
Fotowatio Renewable Ventures, Inc. • 30 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Generacion Solar, Spa	Chile
GreenRay, Inc.	Delaware
Hana Hou Solar, LLC	Hawaii
Island Energy Solutions, Inc.	Hawaii
Local Electric Co. Inc.	Oregon
LSF 77, LLC	Delaware
Media Mark Co. Ltd.	Thailand
MEMC Electronic Materials France SarL	France
MEMC Electronic Materials, GmbH	Germany
MEMC Electronic Materials Sales Sdn. Bhd.	Malaysia
MEMC Electronic Materials Sdn. Bhd.	Malaysia
MEMC Electronic Materials, S.p.A.	Italy
MEMC Electronic Materials (UK) Ltd.	United Kingdom
MEMC Enterprise Consulting Shanghai Co. Ltd.	China
MEMC Holding B.V.	The Netherlands
MEMC Holdings Corporation	Delaware
MEMC International Finance SarL	Luxembourg
MEMC International, Inc.	Delaware
MEMC Ipoh Sdn Bhd	Malaysia
MEMC Japan Ltd.	Japan
MEMC Korea Company (80% owned)	South Korea
MEMC Kuching Sdn Bhd	Malaysia
MEMC Luxembourg SarL	Luxembourg
MEMC Pasadena, Inc.	Delaware
MEMC Products Korea Co. Ltd.	South Korea
MEMC Singapore Pte. Ltd.	Singapore
MEMC Solar Services India Private Limited	India
MMA Renewable Ventures Solar Fund III, LLC • 21 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
MMA Solar Fund III GP, Inc.	Delaware
NVT, LLC	Delaware
NVT Licenses, LLC	Delaware
Oro Verde Holdings, LLC • 6 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Osolar, Ltd.	South Korea
Parsosy Borges Blanques I, S.L. (50% owned)	Spain

Exhibit 21

Subsidiary	Jurisdiction of Incorporation or Organization
Parsosy Juneda, S.L. (50% owned)	Spain
Power Technology International Co., Ltd. (51% owned)	Thailand
Renewable Ventures V Equity Holdings, LLC • 4 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Renewable Ventures V Construction Holdings, LLC	Delaware
REUT Origination, LLC	Delaware
RV Solar Project GP, LLC • 10 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SE Lakeland II, LLC	Delaware
SE-SIC Ashalim Ltd.	Israel
SEM Solar Power Sdn. Bhd.	Malaysia
SMP Ltd. (50% owned)	Korea
Solaicx	California
SunEdison LLC	Delaware
SunEdison Brazil-Projectos, Montagem e Instalacao de Empreendimentos de Energia Solar Ltda	Brazil
SunEdison Canada, LLC • 39 subsidiaries operating in the provision of solar energy services in Canada	Delaware
SunEdison Chile Construction	Chile
SunEdison Commercial Solutions LLC	Delaware
SunEdison Contracting, LLC	Delaware
SunEdison Duetschland GmbH	Germany
SunEdison Development, LLC	Delaware
SunEdison Energy Holding B.V. (85% owned) • 35 wholly-owned subsidiaries operating in the provision of solar energy services in South Africa	The Netherlands
SunEdison Energy Holdings (Singapore) Ptd. Ltd. (85% owned) • 6 subsidiaries operating in the provision of solar energy services in India	Singapore
SunEdison Energy India Pvt. Ltd. • 18 subsidiaries operating in the provision of solar energy services in India	India
SunEdison Energy South Africa (Pty) Ltd.	South Africa
SunEdison France SAS	France
SunEdison France Construction SAS	France
SunEdison Global Ventures B.V.	The Netherlands
SunEdison Government Solutions LLC • 13 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunEdison Hawaii, LLC	Delaware
SunEdison Hellas S.A.	Greece
SunEdison Holdings II, LLC • 15 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunEdison International, LLC	Delaware
SunEdison Israel Ltd.	Israel
SunEdison Italia S.r.l.	Italy
SunEdison Italia Construction S.r.l.	Italy
SunEdison Japan Corporation • 20 wholly-owned subsidiaries operating in the provision of solar energy services in Japan	Japan
SunEdison Korea Company • 2 wholly-owned subsidiaries operating in the provision of solar energy services in South Korea	South Korea
SunEdison (Malaysia) Solar Operating Sdn Bhd	Malaysia
SunEdison (Malaysia) Operating Sdn Bhd	Malaysia
SunEdison (Malaysia) Solar Operations and Maintenance Sdn Bhd	Malaysia
SunEdison Mena FZE	UAE
SunEdison New Energy Technology (Shanghai) Co. Ltd. • 1 wholly-owned subsidiary operating in the provision of solar energy services in China	China

Exhibit 21

Subsidiary	Jurisdiction of Incorporation or Organization
SunEdison Origination 1, LLC	Delaware
SunEdison Origination 2, LLC	Delaware
SunEdison Origination 3, LLC	Delaware
SunEdison PGE Holdings, LLC	Delaware
SunEdison PGE 1 LLC	Delware
SunEdison Power Canada, Inc. • 35 subsidiaries operating in the provision of solar energy services in Canada	Canada
SunEdison Picture Rocks Managing Member, LLC	Delaware
SunEdison Products, LLC	Delaware
SunEdison Puerto Rico LLC	Puerto Rico
SunEdison Puerto Rico Contracting LLC	Puerto Rico
SunEdison Residential Services, LLC	Delaware
SunEdison Services Inc.	Delaware
SunEdison Solar Holdings 1 (Singapore) Pte. Ltd.	Singapore
SunEdison Solar Holdings 2 (Singapore) Pte. Ltd.	Singapore
SunEdison Solar Holdings 3 (Singapore) Pte. Ltd.	Singapore
SunEdison Solar Holdings 4 (Singapore) Pte. Ltd.	Singapore
SunEdison Spain SLU • 3 wholly-owned subsidiaries operating in the provision of solar energy services in Spain	Spain
SunEdison Spain Construction SLU	Spain
SunEdison Utility Solutions LLC	Delaware
SunE ACQ2, LLC	Delaware
SunE ACQ3, LLC	Delaware
SunE Alamosa 1 LLC	Delaware
SunE Alamosa 1 Holdings, LLC	Delaware
SunE B9 Holdings LLC	Delaware
SunE CBRL1 LLC	Delaware
SunEdison DG Holdings, LLC • 19 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE DM, LLC	Delaware
SunE EPE2 LLC	Delaware
SunE J10 Holdings LLC	Delaware
SunE H4 Holdings LLC	Delaware
SunE MA REC Origination, LLC	Delaware
SunE NLB-1 LLC	Delaware
SunE N7 Holdings LLC	Delaware
SunE NM Land Development LLC	Delaware
SunE NOMAC AD (50% owned)	Bulgaria
SunE Ontario Electric Company, LLC (50% owned)	Delaware
SunE P11A Holdings, LLC	Delaware
SunE P11B Holdings, LLC	Delaware
SunE P11C Holdings, LLC	Delaware
SunE P11D Holdings, LLC	Delaware
SunE P11E Holdings, LLC	Delaware
SunE P11F Holdings, LLC	Delaware
SunE P11G Holdings, LLC	Delaware
SunE P11H Holdings, LLC	Delaware
SunE P11I Holdings, LLC	Delaware
SunE P11J Holdings, LLC	Delaware

Exhibit 21

Subsidiary	Jurisdiction of Incorporation or Organization
SunE P11K Holdings, LLC	Delaware
SunE P11M Holdings, LLC	Delaware
SunE P11N Holdings, LLC	Delaware
SunE P11O Holdings, LLC	Delaware
SunE PGE1 LLC	Delaware
SunE PR Holdings, LLC • 3 wholly-owned subsidiaries operating in the provision of solar energy services in Puerto Rico	Delaware
SunE REC Origination 1, LLC	Delaware
SunE REIT-D PR LLC	Delaware
SunE Residential Holdings LLC	Delaware
SunE Solar Electric Company, LLC (50% owned)	Delaware
SunE Solar BV • Includes 27 wholly-owned subsidiaries operating in the provision of solar energy services in: Germany (2 subsidiaries) Greece (19 subsidiaries) Italy (6 subsidiaries)	The Netherlands
SunE Solar Fund I, LLC • 21 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar III, LLC • 32 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar IV, LLC	Delaware
SunE Solar V, LLC • 4 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar VI, LLC	Delaware
SunE Solar VII, LLC	Delaware
SunE Solar VIII, LLC • 19 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar VIII, Inc. • 4 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar Construction Holdings LLC	Delaware
SunE Solar Construction, LLC • 17 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar IX, LLC	Delaware
SunE Solar X, LLC	Delaware
SunE Somerset Land, LLC	Delaware
SunE U6 Holdings LLC	Delaware
SunE WF Holdings, LLC • 12 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Taisil Electronic Materials Corp.	Taiwan
Taylorsville Solar LLC	Delaware
Team-Solar Inc.	California